SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2003

CHAMPION ENTERPRISES, INC

(Exact name of registrant as specified in its charter)

Michigan	1-9751	38-2743168
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2701 Cambridge Court, Suite 300
Auburn Hills, Michigan 48326

(Address of principal executive offices)

Registrant’s telephone number, including area code: (248) 340-9090

N/A

(Former name or former address, if changed since last report.)

SIGNATURES
INDEX TO EXHIBITS
Press Release dated 10/22/03

Item 5. Other Events.

     On October 22, 2003, Champion Enterprises, Inc. issued a press release announcing its financial results for the third quarter ended September 27, 2003. The full text of the press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
Number

99.1	Press Release dated October 22, 2003.

Item 12. Results of Operations and Financial Condition.

     The press release referred to under Item 5 above is also being furnished pursuant to Item 12 of Form 8-K. The full text of the press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION ENTERPRISES, INC.

/s/ Phyllis A. Knight

Phyllis A. Knight,
Executive Vice President and
Chief Financial Officer

Date: October 22, 2003

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated October 22, 2003